UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2010 (June 25, 2010)

Corcept Therapeutics Incorporated

(Exact name of registrant as specified in its charter)

000-50679

(Commission File Number)

Delaware	77-0487658
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

149 Commonwealth Drive

Menlo Park, CA 94025

(Address of principal executive offices, with zip code)

(650) 327-3270

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On June 25, 2010, we issued a press release announcing that we had enrolled 49 patients in our Phase 3 trial of CORLUX for the treatment of Cushing’s Syndrome and expect to dose the fiftieth patient in this 50-patient open label study next week. We expect to announce the top-line results of this study by the end of 2010 and to submit our New Drug Application, or NDA, for this indication in the first quarter of 2011.

Item 8.01.	Other Events

On June 25, 2010, we issued a press release announcing that we had enrolled 49 patients in our Phase 3 trial of CORLUX for the treatment of Cushing’s Syndrome and expect to dose the fiftieth patient in this 50-patient open label study next week. We expect to announce the top-line results of this study by the end of 2010 and to submit our NDA for this indication in the first quarter of 2011.

The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Statements made in this current report on Form 8-K, other than statements of historical fact, are forward-looking statements, including, for example, statements relating to our clinical development and research programs, the timing of the introduction of CORLUX and future product candidates, estimates of the timing of enrollment or completion of our clinical trials and the anticipated results of those trials, and the timing of submission of the NDA, if submitted at all, the ability to create value from CORLUX or other future product candidates and our estimates regarding our capital requirements, spending plans and needs for additional financing. Forward-looking statements are subject to a number of known and unknown risks and uncertainties that might cause actual results to differ materially from those expressed or implied by such statements. For example, we cannot assure you that the cost, rate of spending, completion or success of clinical trials will be favorable, that our financial projections will be accurate or that we will pursue further activities with respect to the development of CORLUX, CORT 108297, or any of our other selective GR-II antagonists. These and other risk factors are set forth in our annual report on Form 10-K for the fiscal year ended December 31, 2009 and subsequent SEC filings. We disclaim any intention or duty to update any forward-looking statement made in this current report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Corcept Therapeutics Incorporated dated June 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORCEPT THERAPEUTICS INCORPORATED

Date: June 25, 2010	By:	/s/ CAROLINE M. LOEWY
Caroline M. Loewy Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release of Corcept Therapeutics Incorporated dated June 25, 2010.